                                                                EXHIBIT 10.3(c)


           THIRD AMENDMENT TO SECOND AMENDED AND RESTATED MASTER
                       REPURCHASE AGREEMENT GOVERNING
                  PURCHASES AND SALES OF MORTGAGE LOANS

This Third Amendment, dated as of October 31, 2000 (the "FIRST AMENDMENT"), to the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of April 28, 2000 (as amended, the "AGREEMENT"), is made by and between LEHMAN COMMERCIAL PAPER INC. ("BUYER") and AAMES CAPITAL CORPORATION ("SELLER" and, together with the Buyer, the "PARTIES").

                                RECITALS

     WHEREAS, the Seller and the Buyer are parties to the Agreement, pursuant to which the Buyer has agreed, subject to the terms and conditions set forth in the Agreement, to purchase certain mortgage loans owned by the Seller, including, without limitation, all rights of Seller to service and administer such mortgage loans. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement, as amended hereby.

     WHEREAS, the Parties wish to amend the Agreement to modify certain of the terms and conditions governing the purchase and sale of the mortgage loans.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     SECTION 1.  AMENDMENT.

     THE DEFINITION OF "FINAL REPURCHASE DATE" IN SECTION 1 OF THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     "Final Repurchase Date" means November 30, 2000 or such earlier date on which all Purchased Mortgage Loans are required to be immediately repurchased pursuant to Section 14(a).

     SECTION 2.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

           2.1 Except as expressly amended by Section 1 hereof, the Agreement remains unaltered and in full force and effect. Each of the Parties hereby reaffirms all terms and covenants made in the Agreement as amended hereby.

           2.2 Each of the Parties hereby represents and warrants to the other that (a) this First Amendment constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, and (b) the execution and delivery by such Party of this First Amendment has been duly authorized by all requisite corporate action on the part of such Party and will not violate any provision of the organizational documents of such Party.

     SECTION 3.  EFFECT UPON THE AGREEMENT.

           3.1 Except as specifically set forth herein, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. All references to the "Agreement" in the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans shall mean and refer to the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans as modified and amended hereby.

           3.2 The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Party under the Agreement, or any other document, instrument or agreement executed and/or delivered in connection therewith.

     SECTION 4.  GOVERNING LAW.

     THIS FIRST AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 5.  COUNTERPARTS.

     This First Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.



                              [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed as of the day and year first above written.

                                        SELLER:

                                        AAMES CAPITAL CORPORATION, as Seller

                                        By:   /s/ John Kohler
                                            --------------------------------
                                        Name:  John Kohler
                                        Title: Executive Vice President


                                        BUYER:

                                        LEHMAN COMMERCIAL PAPER INC., as Buyer

                                        By:   /s/ Fred C. Madonna
                                            --------------------------------
                                        Name:  Fred C. Madonna
                                        Title: Authorized Signatory